FORTUNE BRANDS

Sept. 6, 2005 • $88 Stock • 16.4x '06 P/E • 5% Total Yield (Dividend+Free Cash Flow[6])
$13B Market Cap • $7B Sales • Long-term Goals: 10%+ EPS, ↑Returns



MOEN

Strong Consumer Brands & Markets



HOME & HARDWARE
SPIRITS & WINE
GOLF

Current FO Profit Mix with Allied S&W Brands and Office Spun-Off

	Reported FO	Current FO
Underlying Sales[1] Growth Rate 96-04	4%	6% (X-Allied brands)
Operating Margin**	16%	~18%*
ROIC/ROE** before charges/gains	16%[4]/24%[5]	~10%/~22%*

* Assumes 25-35¢ EPS benefit from Allied brands.
** Trailing 12 months June 30.



Strong Growth & Returns

Growth Continuing Ops.:	'97[10]	'98	'99	'00	'01	'02	'03	'04	1H05
Net Sales Growth	2%	9%	6%	4%	2%	4%	12%	20%	8%
Underlying Net Sales[1] Growth	4%	5%	7%	7%	1%	8%	8%	11%	7%
Operating Margin before charges[2]	15%	15%	16%	17%	16%	17%	17%	17%	17%
Earnings & Returns:									
EPS before charges/gains[3] as reported	16%	13%	19%	15%	5%	20%[8]	19%	23%	13%
ROIC before charges/gains[4]	12%	11%	12%	12%	13%	16%	17%	16%	16%
ROE before charges/gains[5]	15%	15%	17%	20%	20%	22%	24%	25%	24%
Dividend Rate[9] (¢)	84	88	92	96	100	108	120	132	144
Free Cash Flow[6] (after div., $, mm)	96	11	122	113	287	447	442	393	_
Shares Purchases ($,mm)	86	112	398	256	273	278	205	322	0



Consistent Strategy to Drive Value

EPS Growth Rate before charges / gains[11] 1996 - 2004

P/E 2006 First Call Mean Estimate

1997 | **September 6, 2005**



25
20
15
10
5
0
18%
+2% from ↓goodwill
FO
6%
S&P
20.4x
FO
19.2x
S&P
16.4x
FO
15.8x
S&P



CABINETS
$1,800mm Total

ARISTOKRAFT
$500 Million[13]

OMEGA
$200 Million

KITCHEN CRAFT
$200 Million

SCHROCK
$150 Million

HOMECREST
$150 Million

NHB
$100 Million

KEMPER
$100 Million

DIAMOND
$100 Million

DECORA
$100 Million



MOEN
$850 Million[13]



9.5°
Titleist

Titleist
$650 Million

STRONG CONSUMER BRANDS & MARKETS

- **Leading consumer brands and market positions.**
  - — **90%+ sales from #1 or #2 market positions:** household names, such as Moen, Titleist, Jim Beam, and Master Lock.
  - — **Home & Hardware ($3,764mm '04 sales; 15.9% O.I. margin):** a leader in kitchen & bath products in North America with #2 cabinets (~45% Home '04 sales) and #1 Moen faucets (~25% sales); #1 Therma-Tru entry doors in U.S. (~15% sales); a leader in hardware (~15% sales) with #1 Master Lock and American Lock padlocks as well as #1 Waterloo tool storage (primary supplier for Sears Craftsman® line).
  - — **Spirits & Wine ($1,169mm '04 sales, incl. $300mm excise taxes; 28.5% O.I. margin; $2.5B '04 sales with Allied brands acquisition):** now a global leader in spirits (#4 with 37mm cases) built on strong positions in priority markets – #2 in U.S., Australia & Canada, #3 in Spain, and #4 in Germany; powerful portfolio of global growth and super-premium spirits & wines brands (~70% S&W sales with Allied brands) as well as national/regional brands (~30% sales). Global growth spirits brands are #1 Jim Beam bourbon, #2 Sauza tequila, Courvoisier cognac, #2 DeKuyper cordials (U.S.), #2 Canadian Club whiskey, and Maker's Mark bourbon (regulatory approval pending). Also #5 in super-premium U.S. wines (~10% sales) led by #2 brand Clos Du Bois. U.S. ~60% sales with Allied Brands, Europe ~20%, and other international ~20% sales.
  - — **Golf ($1,212mm '04 sales; 12.7% O.I. margin):** #1 golf equipment manufacturer; #1 in golf balls with Titleist and Pinnacle (~40% Golf '04 sales), #2/#3 in golf clubs with Titleist and Cobra (~30% sales), #1 in golf shoes & gloves with FootJoy (20-25% sales), and #1 golf outerwear, other accessories (5–10% sales).
- **Strong demographics drive approximately 3-4% average long-term market revenue growth:**
  - — **Home:**
    - √ ↑<u>Repair & Remodel</u> (2/3 market) with aging housing stock, ↑household wealth, ↑consumer interest and spending on home as good investment (e.g. success of Home & Garden Television channel), ↑highest-ROI projects kitchen, bath and entry doors, ↑mobile society, product and style innovation.
    - √ ↑<u>New Construction</u> (1/3 market) Underpinned by 1% growth in U.S. households since 1990 – expected to continue with immigration, ↑2nd homes, ↑life expectancies; also ↑replacement of aging homes.
    - √ <u>Other drivers</u> – kitchens larger and often centerpiece of home, ↑baths per home, and historically attractive interest rates.
  - — **Hardware:** ↑Security concerns; ↑need for storage and Do-It-Yourself trend.
  - — **Spirits & Wine:** ↑U.S. legal-age drinkers & ↑beverage alcohol per capita; cocktail resurgence & innovation, ↑S&W advertising opportunity & spend as well as low carb trend --> share gain from beer; ↑premium worldwide.
  - — **Golf:** Low single-digit long-term growth in U.S. rounds of play (rounds up substantially with age, particularly retirement), ↑worldwide popularity of golf.
- **Focused on high-return, multi-channel and segment consumer markets that reward brand building, innovation and customer service** (%'s below exclude Office and include Allied brands acquisition).
  - — 20%+ of sales from new products introduced last 3 years.
  - — Specialized, multi-channel distribution in each category.
    - Largest customer less than 5% of Fortune Brands' sales.
    - Combined mass merchant & home center sales just 10-15% of FO's sales.
    - New construction approximately 15-20% of Fortune Brands' sales.
  - — Also high-return international opportunities (total sales 22% international: ~10% of Home's sales, ~45% Spirits & Wine's, and ~30% Golf's).

STRONG GROWTH & RETURNS

- **Developed superior profitable growth record since becoming Fortune Brands in 1997 (see highlights on cover). Achieving long-term goals:**
  - √ 4-6% internal sales growth driven by 4% average market revenue growth, and share gains with brand investment and innovation.
  - √ 6-7% internal operating income growth driven by productivity gains and ▲mix, including higher margin new products and operating leverage.
    - — Home mid-to-high single digit growth, S&W mid-single digit growth before the Allied brands, and Golf low-to-mid single digit growth long-term.
  - √ 10%+ diluted EPS growth with high-return use of strong free cash flow after dividends ($400mm per year and growing).
    - — Summer 2005 spin-off of Office and Allied brands addition result in more balanced and focused portfolio, better positioned to achieve long-term goals.
  - √ Acquisitions not necessary to achieve goals (EPS ▲10%+ internally 1996-2004[3]).
  - √ Excellent returns: ROE in mid-20's, ▲ROIC and exceeds cost of capital.
- **Focus on extending profitable growth record for the long-term.**
  - — Achievable, cautious financial guidance includes sustained strategic spend for long-term growth (e.g. maintained strategic spend during 2001 recession).
  - — ▲Brand investment as a % sales since 1997.
- **For 2005 on a continuing operations basis, we announced on July 22nd that we expect 10%+ growth in EPS before charges/gains[12], and are targeting free cash flow after dividends of $400-$450mm[6] excluding the Allied brands acquisition.**

<u>Highlights of 2005-2006 Growth Initiatives:</u>

- — **<u>Home & Hardware</u>** – Continue cabinets ▲share across channels in fragmented, fast growing $10B market, ramping up Thomasville® at Home Depot & Diamond Reflections as well as Therma-Tru entry doors at Lowe's; and ▲new products for current & new markets across Home & Hardware.
- — **<u>Spirit & Wine</u>** – Integration and growth of Allied brands add 25-35¢ to EPS in 2006 (modest benefit in 2005 during transition), early 2005 U.S. launch of Starbucks™ Coffee Liqueur, continue Jim Beam U.S. ▲price repositioning with ▲ advertising, ▲DeKuyper & super-premium, and targeted ▲international.
- — **<u>Golf</u>** – Strong innovation pipeline including new Titleist golf ball and club lines in 1H05, ▲brand investment, and ▲international growth.
- — **<u>Cost Savings</u>** – Major 2004 supply chain improvements benefiting 2005, including plant consolidations at American Lock, Waterloo and golf balls.

CONSISTENT STRATEGY TO DRIVE VALUE

- **<u>First and foremost</u>, build profitable leading consumer brands, driving value through category leading innovation, plus sales, marketing, supply chains and service.**
  - — ~25% after-tax return on net tangible assets[7] vs. 8-9% cost of capital: ~35% S&W x-Allied brands, ~30% Home & Hardware and ~20% Golf.
  - — Approximately 30,000 associates (including Allied, x-Office), top talent in each category, decentralized operations, culture that's passionate, creative, open to ideas, can-do, lean, diverse, and high integrity (see fortunebrands.com for policies on Governance, Code of Conduct, Environmental, and Employment).
  - — More than 200 patents awarded in 2004, excluding Office.
  - — Ongoing cost and asset reduction 3-5% per year goals.
  - — Preferred vendor status across categories – increasingly the partner of choice (e.g. home centers, large builders, Sears, V&S/Absolut, Starbucks).



JIM BEAM®

$450 Million



THERMA TRU® DOORS

$450 Million



FOOTJOY

$300 Million



WATERLOO

$300 Million


Sauza
TEQUILA
TEQUILA GOLD
$250 Million[13]


sphere
Master Lock.

$250 Million


cobra
cobra

$200 Million


V·S
COGNAC
COURVOISIER
$200 Million


DEKUYPER
Pucker
DEKUYPER.

$150 Million

- **Second, drive value by sharply allocating capital with discipline and patience based on returns prioritized generally as follows:**

  (1) Internal growth and ↑returns: Capital expenditures payback in 3 years; emphasis on growth to drive value for Home and Spirits & Wine given exceptional returns, and a balance on growth and ↑returns for Golf.

  (2) Debt reduction: near term priority use for free cash flow to pay down $5B Allied brands acquisition financed 100% with debt at a blended rate of approximately 5%.
  - $6.0B net debt (6/30) reflecting subsequent Office spin and Allied brands acquisition (4x debt to trailing EBITDA and 60% debt to total capital).
  - FO remains an investment grade credit: BBB/Baa2 /BBB+ and A2/P2/F2 ratings from S&P, Moody's and Fitch, respectively.

  (3) Add-on acquisitions, joint ventures: Targeted, synergy-driven and must buy well; long-held focus where returns highest – Home brands and premium spirits & wine.

  (4) Share buybacks: FO's P/E discount to S&P 500 has progressed to a slight premium but has not returned to a significant premium despite FO's sustained stronger growth and returns as well as enhanced portfolio.
  - FO also trading at about a 15-20% discount to other leading consumer companies.

  (5) Dividend: ↑Every year as Fortune Brands, including double-digit increases in 2003 and 2004, and ↑9% in 2005 to current $1.44 rate.

- **Third, extend consistent track record of creating shareholder value: focus on internal brand building and delivering results while carefully progressing the evolution of the portfolio and leveraging our strong overall financial resources to drive further value.**

★ **Two major portfolio moves completed summer 2005 drive value, align well with acquisition priorities set in 2000, better position FO to deliver long-term double-digit EPS growth goal, and result in a more sharply focused and more balanced, high-performance consumer brands company.**

Development:

★ **Summer 2005:** Acquisition July 26 of more than 20 Allied Domecq spirits & wine brands from Pernod Ricard for $5.0B cash. Builds on strong worldwide position by largely overlaying on existing structure complementary global premium brands and in three high priority international markets (U.K., Germany & Spain) adding leading national brands and sales and distribution operations.

- Returns well in excess of cost of capital and acquisition is highly accretive (**+25-35¢ EPS in 2006** preliminary best estimate).
- Premium global brands: Sauza, the fast-growing #2 tequila in the world; Courvoisier, one of the world's leading cognacs; Canadian Club, #2 Canadian whisky in the world; Clos du Bois, #2 U.S. super-premium wine (also Buena Vista, William Hill, Gary Farrell, Haywood Estate, J.Garcia, Jake's Fault, and Atlas Peak), including U.S. sales/distribution operations, and Laphroaig, #1 Islay malt whisky in the world.
- Also will benefit from talent of Allied's brand management and production teams and facilities predominantly supporting acquired brands.
- Leading national brands: Spain -- #1 Larios gin, #3 DYC whisky, #1 Fundador export brandy, #1 Centenario brandy, #3 Castellana aniseed; U.K. -- #3 Teacher's Scotch, #1 Cockburn port, Harvey's sherry; Germany -- #3 Kuemmerling bitters, Jacobi brandy.
- Allied brands sales acquired have grown 1-2% faster than FO's S&W.
- Major impact on global scale: $1.2B net sales in 2004 --> $2.5B with acquisition; 25% sales international to 40%; 3 top-100 spirits brands --> 9; 18mm 9-liter cases --> 37mm; #7 rank on case volume in worldwide spirits industry --> #4.

— **2000–2004 acquisitions all ahead of plan.**

— **2004:** Bolt-ons: U.K. based Sentinel doors to Therma-Tru and Canada based Dudley to Master Lock (~$30mm total cost).

— **2003:** Acquired #1 Therma-Tru entry door systems for $924mm cost (11/03), earned **more than 20¢ EPS** accretion in first year.

- Also made bolt-ons: American Lock to Master Lock, Capital Cabinets to our cabinets business, and Wild Horse Winery to Geyser Peak ($124mm total cost).

— **2002:** Added #4 Omega Group to our #2 cabinet business for $538mm (4/02), earning **more than 20¢ EPS**.

— **2001:** Created strategic alliance with Vin & Sprit (6/01), the makers of Absolut vodka, adding **+20-25¢ EPS** in first year by forming #2 in U.S. "Future Brands" distribution joint venture ($270mm proceeds and achieved 40% cost reduction) and selling 10% interest in our Spirits & Wine business for $375mm.

Reposition/Divestiture:

★ **2001-2005:** Office Products' August 16th spin-off/merger with GBC to form ACCO Brands (NYSE "ABD") following very successful repositioning program despite soft industry generated $1.9B aggregate enterprise value – multiples of amount realizable in public sale process 10/00-4/01.

- Spin-off rationale: Focus Fortune Brands on building highest return and strongest consumer branded categories, while enabling ACCO to maximize value pursuing high return acquisition opportunities over time, beginning with integrating GBC.
- $1.9B value includes $425mm operating cash flow after restructuring during repositioning as well as $613mm ACCO spin-off dividend tax-free to FO and $896mm ABD equity value ($26 stock price 9/2, 66% of 52mm total basic shares).
- Major Office repositioning drove GAAP operating income margins up from 2% in 2000 to 11% trailing 12 months 6/30 while ▲spend on innovation and marketing.

— **2001-2002:** $280mm proceeds (7.5x trailing O.I.) divesting $235mm sales private-label Scotch (10/01); and $19mm for $60mm sales, primarily plumbing parts.

— **2000:** Completed 40% downsizing of corporate office and move from Greenwich, CT, to an existing Office facility in Lincolnshire, IL: **+10¢ EPS.**

Financing:

— **1999-2004:** High-return share repurchases of $1.7B in total to buy 43mm shares at an average price of $41, achieving a 14% net reduction in # diluted shares.

☐ **Fourth, leverage category breadth to drive value.**

— Steward capital targeting highest returns ensuring brands worth most to us.

— Strengthen and leverage core competencies in innovation and management of consumer brands, channels and global supply chains.

— Leverage financial flexibility versus more standalone competitors (e.g. golf ball defense, Office's repositioning 2001-04, and spirits partnership & acquisition).

☐ **Executive comp. is performance driven (growth & returns) - 2/3 stock based.**


CLOS DU BOIS
2003 CHARDONNAY
$150 Million


Canadian Club
WHISKY
$100 Million


DYC
WHISKY
$100 Million


TEACHER'S
HIGHLAND CREAM
Perfection of Blended
SCOTCH WHISKY
$100 Million


Maker's Mark
WHISKY
$100 Million

Regulatory Approval Pending

NYSE: FO • 700K Daily Volume • 0.5 BETA
150.9mm Diluted,145.7mm Basic Shares • 60% Institutional
Member S&P 500 and MSCI World Index

Contact: Tony Diaz, VP–Investor Relations • ajd@fortunebrands.com

Fortune Brands, Inc.
Reconciliation of Underlying Net Sales to GAAP Net Sales

	1996	1997	1997	1998	1998	1999	1999	2000	2000	2001	2001	2002	2002	2003	2003	2004	1H04	1H05
Underlying Net Sales	$3,016.1	$3,129.4	$3,265.1	$3,430.1	$3,538.4	$3,772.2	$3,794.4	$4,052.3	$3,741.2	$3,767.4	$3,883.2	$4,199.9	$4,397.1	$4,728.8	$5,198.4	$5,762.4	$2,926.0	$3,133.7
Net impact acqs. & divestitures	28.4	4.9	(133.5)	-	(133.3)	(59.9)	(38.8)	(52.0)	235.0	150.1	(19.9)	53.4	(135.9)	0.6	(387.8)	1.4	(12.0)	-
Impact of foreign exchange rates	-	(2.7)	-	(25.0)	-	(8.6)	-	(42.4)	-	(45.1)	-	7.9	-	81.2	-	81.7	-	30.8
Spirits & Wine excise taxes	444.5	418.7	418.7	443.7	443.7	448.7	401.8	394.8	340.4	344.9	314.7	311.1	311.1	302.0	302.0	299.7	143.6	136.1
Interim Absolut sales	-	-	-	-	-	-	-	-	-	205.3	205.3	-	-	-	-	-	-	-
EITF Restatements	-	-	-	28.0	28.0	(37.8)	(37.8)	(72.1)	(36.0)	(39.3)	-	-	-	-	-	-	-	-
GAAP Net Sales	$3,489.0	$3,550.3	$3550.3	$3,876.8	$3,876.8	$4,119.6	$4,119.6	$4,280.6	$4,280.6	$4,383.3	$4,383.3	$4572.3	$4572.3	$5,112.6	$5,112.6	$6,145.2	$3,057.6	$3,300.6
% Change Underlying Sales		3.8%		5.1%		6.7%		6.8%		0.7%		8.2%		7.5%		10.8%		7.1%
% Change GAAP Net Sales		1.8%		9.2%		6.3%		3.9%		2.4%		4.3%		11.8%		20.2%		7.9%

(1) Underlying Net Sales is a non-GAAP measure and reflects year to year performance of our current businesses. It is equal to net sales excluding changes in foreign currency exchange rates, spirits & wine excise taxes, interim Absolut sales, results from divestitures in both periods, and excludes the adoption of accounting standards (EITF) not effective when the period was publicly reported. It includes the results from acquisitions in the prior period. Management believes that this measure is useful in analyzing the Company's performance from year to year. In assessing this measure, investors should note that the net impact of acquisitions and divestitures, the impact of foreign exchange as well as the impact of excise taxes and interim Absolut sales have been excluded in order to provide an additional measure to investors seeking to evaluate the Company's underlying financial performance from year to year. Office products is excluded as a discontinued operation.

Fortune Brands, Inc.
Reconciliation of Operating Margin Before Charges to GAAP Operating Income Margin from Continuing Operations

	1997	1998	1999	2000	2001	2002	2003	2004	1H04*	1H05
Operating Margin Before Charges	15.1%	15.0%	16.2%	17.4%	16.1%	17.1%	17.1%	17.0%	17.2%	17.1%
Operating Income Before Charges	$534.5	$583.4	$667.3	$743.4	$704.5	$780.8	$874.2	$1,045.3	$980.5	$1090.3
Net (Charges) / Gains	(210.9)	-	(1,192.8)	(25.9)	(37.5)	(15.6)	(5.9)	(20.7)	(11.3)	(13.3)
FAS 142 amortization benefit as of 1/1/96	(72.2)	(74.3)	(52.9)	(45.8)	(45.2)	-	-	-	-	-
GAAP Operating Income	$251.4	$509.1	($578.4)	671.7	$621.8	$765.2	$868.3	$1,024.6	$962.2	$1,077.0
GAAP Net Sales	$3,550.3	$3,876.8	$4,119.6	$4,280.6	$4,383.3	$4,572.3	$5,112.6	$6,145.2	$5,698.6	$6,388.2
GAAP Operating Income Margin	7.1%	13.1%	-14.0%	15.7%	14.2%	16.7%	17.0%	16.7%	17.0%	16.9%

(2) Operating Margin Before Charges is a non-GAAP measure and reflects the year to year performance of our businesses. It is equal to operating income as a percentage of net sales excluding restructuring and restructuring-related items with the amortization of intangibles over the entire period 1996-2005 based on current intangible values and current FAS 142 goodwill accounting (adopted 1/1/02). Management believes that this measure is useful in analyzing the Company's performance from year to year. In assessing this measure, investors should note that the net impact of restructuring and restructuring-related items and the writedown of intangibles have been excluded, as well as amortization expense has been restated, in order to provide an additional measure to investors seeking to evaluate the Company's underlying performance from year to year. Office products is excluded as a discontinued operation.

* Trailing twelve months.

Fortune Brands, Inc.
Reconciliation of EPS Before Charges/Gains to GAAP EPS

	1996	1997	1997	1998	1998	1999	1999	2000	2000	2001	2001	2002	2002	2003	2003	2004	1H04	1H05
Diluted EPS Before Charges/Gains	$1.28	$1.48	$1.48	$1.67	$1.67	$1.99	$1.99	$2.29	$2.29	$2.41	$2.41	$2.88	$3.19	$3.79	$3.79	$4.68	$2.18	$2.47
Tax-related special items	-	-	-	-	-	-	-	0.19	0.19	0.78	0.78	0.46	0.46	0.28	.28	.71	-	.05
Restructuring-related items	-	(1.16)	(1.16)	-	-	(0.75)	(0.75)	(0.30)	(0.30)	(0.41)	(0.41)	(0.24)	(0.24)	(0.16)	(.16)	(.21)	(0.19)	(0.01)
Insurance gain	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	.05	.05	-
Gain/(loss) on divestitures	-	-	-	-	-	0.13	0.13	-	-	0.03	0.03	-	-	-	-	-	-	-
Net acquisition hedge costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(0.16)
Writedown of intangibles	-	-	-	-	-	(6.76)	(6.76)	(3.09)	(3.09)	(0.43)	(0.43)	-	-	(0.05)	(0.05)	-	-	-
Benefit from FAS 142 (1/1/02)	-	-	-	-	-	-	-	-	-	-	-	0.31	-	-	-	-	-	-
Impact of dilutive shares	-	-	-	-	-	0.04	0.04	0.03	0.03	-	-	-	-	-	-	-	-	-
1/96 benefit Gallaher payment	(0.25)	(0.09)	(0.09)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Diluted GAAP EPS	$1.03	$0.23	$0.23	$1.67	$1.67	($5.35)	($5.35)	($0.88)	($0.88)	$2.38	$2.38	$3.41	$3.41	$3.86	$3.86	$5.23	$2.04	$2.35
%Change EPS Before Charges/Gains		15.6%		12.8%		19.2%		15.1%		5.2%		19.5%		18.8%		23.5%		13.3%
%Change GAAP Diluted EPS		-77.7%		626.1%		-		-		-		43.3%		13.2%		35.5%		15.2%

(3) Diluted EPS Before Charges and Gains is a non-GAAP measure and indicates the underlying performance of our businesses prior to costs associated with our restructuring initiatives, writedowns of intangibles or goodwill, tax credits or charges, gain recorded on insurance proceeds received for a warehouse fire, gains or losses on divestitures, and assuming a 1/1/96 benefit from the net cash payment Gallaher made to us in connection with its spin-off on 5/31/97. Management believes that this measure is useful in analyzing the Company's performance from year to year. In assessing this measure, investors should note that the net impact of tax-related special items, restructuring and restructuring-related items, gains/losses on the sale of certain operations, writedowns of identifiable intangibles and goodwill, and the interim period benefit from the net cash payment received from Gallaher Group Plc have been excluded.

Fortune Brands, Inc.
Reconciliation of Return On Invested Capital (ROIC) Before Charges/Gains to GAAP ROIC

	1997	1998	1999	2000	2001	2002	2003	2004	6/30/05
ROIC Before Charges/Gains	11.6%	10.7%	11.9%	12.3%	13.3%	16.0%	16.5%	16.1%	16.4%
Adjusted Net Income before after-tax interest	$466.6	$424.8	$480.8	$517.8	$484.6	$537.7	$616.2	$757.8	$799.5
Net (charge)/gain	(201.0)	-	(1,230.3)	(503.9)	12.6	35.0	9.5	82.4	87.4
FAS 142 amortization benefit as of 1/1/96	(92.9)	(96.4)	(73.2)	(66.5)	(49.6)	-	-	-	-
GAAP Net Income before after-tax interest	$172.7	$328.4	($822.7)	($52.6)	$447.6	$572.7	$625.7	$840.2	$886.9
Adjusted Invested Capital	$4,024.6	$3,965.1	$4,049.1	$4,201.6	$3,642.6	$3,365.3	$3,740.8	$4,717.0	$4,878.0
Cumulative net (charge)/gain	1,521.8	1,450.6	756.9	379.2	5.1	71.2	26.0	11.1	43.5
GAAP Invested Capital	$5,546.4	$5,415.7	$4,806.0	$4,580.8	$3,647.7	$3,436.5	$3,766.8	$4,728.1	$4,921.5
GAAP ROIC	3.1%	6.1%	-17.1%	-1.1%	12.3%	16.7%	16.6%	17.8%	18.0%

(4) Return On Invested Capital (ROIC) represents the rolling twelve months of net income before charges and gains plus after-tax interest divided by the 13-point average of the sum of total debt less cash plus total stockholders equity. The impact of improved returns attributable to current FAS 142 goodwill accounting and the writedowns of intangibles have been excluded by restating invested capital and net income as they would appear if current FAS 142 accounting had gone into effect and the writedowns had occurred on 1/1/96. Management believes that this measure is useful in analyzing the Company's performance from year to year. In assessing this measure, investors should note that Net Income excludes after-tax interest, the net impact of tax-related special items, restructuring and restructuring-related items, gain recorded on insurance proceeds received for a warehouse fire, gains/losses on the sale of certain operations and writedowns of intangibles, and amortization expense has been restated to reflect current FAS 142 accounting (adopted 1/1/02) and intangible values. For further details on charges and gains, see the GAAP reconciliation of EPS Before Charges/Gains.

Fortune Brands, Inc.
Reconciliation of ROE Before Charges/Gains to GAAP ROE

	1997	1998	1999	2000	2001	2002	2003	2004	1H05
ROE Before Charges/Gains	15.3%	15.0%	17.4%	20.1%	20.2%	22.3%	23.5%	24.8%	24.1%
Adjusted Net Income	$334.3	$389.0	$412.1	$431.9	$422.2	$489.8	$569.0	$700.8	$741.7
Net (charge)/gain	(144.0)	(30.5)	(1,230.4)	(504.0)	3.8	35.0	9.5	82.4	87.0
FAS 142 amortization benefit as of 1/1/96	(92.9)	(96.4)	(73.2)	(66.5)	(49.6)	-	-	-	-
GAAP Net Income after preferred dividends	$97.4	$262.1	($891.5)	($138.6)	$368.8	$524.8	$578.5	$783.2	$828.7
Adjusted Equity	$2,185.5	$2,601.1	$2,366.6	$2,151.2	$2,088.2	$2,194.9	$2,416.9	$2,829.8	$3,075.3
Cumulative net (charge)/gain	1,730.7	1,438.8	755.5	395.2	18.4	70.0	29.6	12.7	42.7
GAAP Equity	$3,916.2	$4,039.9	$3,122.1	$2,546.4	$2,106.6	$2,264.9	$2,446.5	$2,842.5	$3,118.0
GAAP ROE	2.5%	6.5%	-28.6%	-5.4%	17.5%	23.2%	23.6%	27.6%	26.6%

(5) Return on Equity (ROE) represents the rolling twelve months of net income before charges and gains divided by the 13-point average of the sum of equity. The impact of improved returns attributable to current FAS 142 goodwill accounting and writedowns of intangibles have been excluded by restating equity and net income as they would appear if current FAS 142 accounting had gone into effect and the writedowns had occurred on 1/1/96. Management believes that this measure is useful in analyzing the Company's performance from year to year. In assessing this measure, investors should note that Net Income excludes the net impact of tax-related special items, restructuring and restructuring-related items, gain recorded on insurance proceeds recieved for a warehouse fire, gains/losses on the sale of certain operations and writedowns of intangibles, and amortization expense has been restated to reflect current FAS 142 accounting (adopted 1/1/02) and intangible values. For further details on charges and gains, see the GAAP reconciliation of EPS Before Charges/Gains.

Fortune Brands, Inc.
Reconciliation of Free Cash Flow to GAAP Cash Flow Provided By Operating Activities

	1997	1998	1999	2000	2001	2002	2003	2004	2005* (Continuing Operations Target*)
Free Cash Flow (after dividends)	$95.8	$11.4	$121.5	$112.5	$286.7	$447.2	$441.9	$392.7	$400-450
Net capital expenditures (net of proceeds)	191.4	245.4	217.3	212.2	204.0	186.4	181.9	215.6	190-200
Dividends Paid to Stockholders	139.1**	147.4	149.6	147.7	148.0	153.4	166.9	183.6	190***
GAAP Cash Flow Provided By Operating Activities	$426.3	$404.2	$488.4	$472.4	$638.7	$787.0	$790.7	$791.9	$780-840

(6) Free cash flow indicates the resources of our current business to invest in internal growth, make acquisitions, repay debt and repurchase stock. Management believes that this measure is useful in analyzing the Company's performance from year to year.

* Excludes impact of Allied brands.

** Pro forma for interim period spin-off of Gallaher Group Plc (5/30/97), utilizing Fortune Brands' 80¢ indicated annual rate for American Brands' 1997 dividend payments (results in a $104.3mm deduction to the $243.4mm GAAP figure).

*** Assumes dividend rate and basic shares outstanding as of 6/30/05.

(7) "After-tax Return on Net Tangible Assets" is a measure of operating returns. It represents after-tax (35.7% rate) GAAP Operating Income divided by a 12 month average of GAAP assets less intangibles, accounts payable and other non-interest bearing liabilities.

(8) Excludes benefit of lower goodwill expense (FAS 142).

(9) Based on indicated annual rate at end of period.

(10) 1996 pro forma for '97 Gallaher spin-off as if done 1/1/96.

(11) GAAP diluted EPS compound growth rates 96-04: Fortune Brands, 23%; S&P 500, 5%. Fortune Brands' 18% EPS growth rate before charges/gains benefited 2% points from lower goodwill expense, including from FAS 142. S&P 500's goodwill benefit over period is not available. Standard & Poors is source for S&P 500 data.

(12) On 7/22 the Allied brands acquisition was pending and Fortune Brands did not have access to proprietary information. As a result, the Company could not target EPS growth on a GAAP basis at that time.

(13) All brand sales are based on full year '04 sales rounded to nearest $50mm; 6/30/05 trailing 12 months for Allied brands.